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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-09913

            AIM Counselor Series Trust

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)

            Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:             (713) 626-1919

Date of fiscal year end:             8/31

Date of reporting period:             02/29/04

INVESCO Advantage Health Sciences Fund

Semiannual Report to Shareholders • February 29, 2004

[COVER IMAGE]

[Your goals. Our solutions.]

– servicemark –

[AIM Investments Logo]

– servicemark –

INVESCO ADVANTAGE HEALTH SCIENCES FUND seeks capital growth.

■	Unless otherwise stated, information presented is as of 2/29/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

Principal risks of investing in the fund

■	Leveraging and short-selling, along with other hedging strategies, present higher risks, but also offer greater potential rewards. Since stock prices can rise without limit, short sales are riskier because of unlimited exposure to loss until the position is covered. The fund, which is not a complete Investment program, may not be appropriate for all investors. There is no guarantee that the fund managers’ investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.

■	Investing in small and mid-size companies involves risks not associated with investing in more established companies. Also, small companies have business risk, significant stock price fluctuations and illiquidity.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

■	The fund can invest up to 100% of its assets in foreign securities, which present risks not associated with investing solely in the United States.

■	The fund is nondiversified, which increases risks as well as potential rewards.

■	Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

■	Portfolio turnover is greater than most funds, which may affect performance.

■	The fund seeks to participate in the initial public offering (IPO) market, and a significant portion of the fund’s returns may be attributable to IPO investments. While IPOs may significantly enhance fund returns, there is no guarantee that the market for these securities will continue to be robust. Also, this type of security may have limited liquidity.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500® Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The Morgan Stanley Health Care Product Index is an equal-dollar weighted index of 26 companies involved in the business of pharmaceuticals, including biotechnology and medical technology.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured May lose value No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDER

Dear Fellow Shareholder in The AIM Family of Funds®:

[GRAHAM PHOTO]	Major stock market indexes here and abroad delivered positive performance during the six months covered by this report. As is historically the case, bond market returns were more modest, but positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product during the third and fourth quarters of 2003. Overseas, particularly in Europe, economic performance picked up during the second half of 2003.

Robert H. Graham

Investors in the United States seem to have regained their confidence. They added $26.2 billion to U.S. stock mutual funds in February 2004 and $1.5 billion to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered $21 billion in net outflows during the month. As the reporting period closed, total mutual fund assets stood at a record $7.63 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking that 2004 will see a rerun of the markets’ good performance during 2003. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the reporting period, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham Chairman and President March 31, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund focuses on pharmaceutical-company stocks

For the six months ended February 29, 2004, INVESCO Advantage Health Sciences Fund, Class A shares, returned 14.04% at net asset value. (If sales charges had been included, returns would have been lower.) For the performance of other share classes, please see the table below. The fund underperformed the S&P 500 Index and the Morgan Stanley Health Care Product Index, which returned 14.59% and 18.39%, respectively, over the same period. Investors generally preferred other sectors, such as energy and financials, over health care, during the reporting period, which caused the fund to underperform the S&P 500 Index. The fund lagged the Morgan Stanley Health Care Product Index because it did not have any exposure to the more speculative stocks of early stage biotechnology companies, which are included in the index and performed well at the beginning of the reporting period.

Market conditions

During the six-month reporting period, the S&P 500 Index rose fairly steadily, and economic conditions generally improved. The nation’s gross domestic product, widely regarded as the broadest measure of economic activity, expanded at an annualized rate of 8.2% in the third quarter and 4.1% in the fourth quarter of 2003. In a report to Congress in February 2004, the Federal Reserve Board (the Fed) noted that industrial production, corporate profits, and business and consumer spending all increased during the reporting period. Total U.S. retail and food services sales from November 2003 through January 2004 were up 6.2% compared to the same three months a year earlier. The period included the holiday season, which is critical from a sales perspective for many businesses. The Fed also noted in its report that capital spending increased and some firms had started to build up their inventories, both indictors that business confidence had improved. The housing market also continued to be “robust,” according to the Fed.

Inflation was subdued and interest rates were low. The Fed kept the short-term federal funds target rate at 1.00%, its lowest level since 1958. The job market remained weak, however. Though the unemployment rate declined during the reporting period, it was still 5.6% at the end of February 2004.

All sectors of the S&P 500 Index recorded double-digit total returns for the reporting period. Of the 10 sectors in the index, the financials sector provided the highest total return, followed by energy and materials. The weakest-performing sectors were consumer discretionary, information technology and industrials.

The health care sector returned 12.86% over the reporting period, making it one of the weaker-performing sectors. Biotechnology stocks, which had performed well earlier in 2003, generally were out of favor with investors during the reporting period. The performance of pharmaceutical stocks, on the other hand, improved during the period in the weeks leading up and following the approval of a new law, adding prescription drug coverage to Medicare, on December 8, 2003.

Your fund

In anticipation of the expansion of Medicare coverage, we increased the fund’s holdings in

TOP 10 INDUSTRIES*

Long Positions Only
1. Pharmaceuticals	50.7%
2. Health Care Equipment	26.7
3. Biotechnology	13.5
4. Managed Health Care	10.5
5. Health Care Services	5.5
6. Health Care Facilities	5.0
7. Industrial Conglomerates	3.6
8. Health Care Supplies	3.4
9. Household Products	3.1
10. Health Care Distributors	2.8

TOP 10 LONG POSITIONS*

1. Pfizer Inc.	4.5%
2. Novartis A.G.-ADR (Switzerland)	4.0
3. St. Jude Medical, Inc.	4.0
4. Guidant Corp.	3.9
5. Roche Holdings A.G. (Switzerland)	3.8
6. Boston Scientific Corp.	3.8
7. Biogen Idec Inc.	3.7
8. Forest Laboratories, Inc.	3.7
9. Tyco International Ltd. (Bermuda)	3.6
10. Shire Pharmaceuticals Group
PLC-ADR (United Kingdom)	3.5
TOTAL NUMBER OF LONG HOLDINGS*	82
TOTAL NET ASSETS	$209.5 million

*	Excludes money market fund holdings. The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

FUND VS. INDEX
Total returns, 8/31/03–2/29/04, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	14.04%
Class B Shares	13.32
Class C Shares	12.80
S&P 500 Index	14.59
Source: Lipper, Inc.

2

… Our focus also was on the stocks of well-established companies which we believed had the potential to meet or exceed the market’s earnings expectations the stocks of large- and mid-cap pharmaceutical companies, as we believed that the new legislation was more industry friendly than originally anticipated. At the close of the reporting period, approximately one-half of the fund’s total net assets were invested in pharmaceutical-company stocks. This strategy placed the fund in a position to potentially benefit from the new Medicare law. For the final three months of the reporting period, the fund’s Class A shares posted a return of 9.62% at net asset value.

Our focus also was on the stocks of well-established companies which we believed had the potential to meet or exceed the market’s earnings expectations. The fund’s top-10 hold-ings included Pfizer and Novartis, two large, well-established pharmaceutical companies which market a number of well-known products. For example, Pfizer’s offerings include Celebrex, a pain reliever, and Zoloft, an antidepressant, while Novartis markets Maalox, a stomach treatment. The stocks of both companies appreciated in value during the reporting period.

Stocks that had the most positive impact on fund performance included Forest Laboratories, a mid-cap pharmaceutical company experiencing a favorable new product cycle, and Zimmer Holdings, a leader in the orthopedic implant industry. Forest Laboratories, which produces antidepressants Celexa and Lexapro, received Food and Drug Administration approval of its new Alzheimer’s drug Namenda on October 16, 2003. Zimmer reported a 39% increase in net sales in 2003.

Detracting from fund performance was Amgen, the world’s largest biotechnology company, and Wyeth, a pharmaceutical company. Although Amgen reported a 58% increase in product sales in 2003, its stock declined in tandem with those of other biotechnology companies. Wyeth was involved in litigation related to a discontinued diet drug known as fen-phen. The fund also had illiquid investments in several privately held companies which detracted from performance.

We observed that the portfolio’s short positions were not a significant factor in fund performance during the reporting period.

In closing

Throughout the reporting period, we remained committed to the fund’s investment objective. We are pleased to have provided positive returns to the fund’s shareholders for the six months ended February 29, 2004, by investing principally in the stocks of high quality companies that develop, produce or distribute products or services related to health care.

See important fund and index disclosures inside front cover.

[WALD PHOTO]	Thomas Wald, Lead Manager
Mr. Wald, Chartered Financial Analyst, began his investment career in 1988 and joined INVESCO in 1997. He holds a master’s degree in business administration from the Wharton School at the University of Pennsylvania. He received his bachelor’s degree from Tulane University.

[SUMMERS PHOTO]	Andy Summers
Mr. Summers, Chartered Financial Analyst, joined the INVESCO Health Sciences team in 1998. He earned a master’s degree in finance from the University of Wisconsin at Madison, and a bachelor’s degree in finance from the University of Wisconsin at Whitewater.

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn the page.

3

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Below you will find a presentation of your fund’s long-term performance record for periods ended 2/29/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS
As of 2/29/04, including sales charges

Class A Shares
10 Years	10.41
5 Years	-0.56
1 Year	26.40

Class B Shares
Inception (5/15/01)	-1.23%
1 Year	26.83

Class C Shares
Inception (5/15/01)	-1.29%
1 Year	29.20

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03, including sales charges
Class A Shares
10 Years	10.47
5 Years	-1.42
1 Year	19.81

Class B Shares
Inception (5/15/01)	-2.96%
1 Year	19.84

Class C Shares
Inception (5/15/01)	-2.96%
1 Year	22.35

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares. Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

4

FINANCIALS

Schedule of Investments

February 29, 2004

(Unaudited)

	Shares	Market Value

Domestic Common Stocks & Other Equity Interests–91.81%

Biotechnology–13.35%
Amgen Inc.(a)	84,500	$5,368,285

Biogen Idec Inc.(a)	141,600	7,851,720

Connetics Corp.(a)	93,900	2,068,617

Exelixis, Inc.(a)	7,126	65,702

Genentech, Inc.(a)	45,600	4,919,784

GenoPlex, Inc. (Acquired 09/15/97-06/25/98; Cost $408,490)(a)(b)(c)	3,663,120	0

Invitrogen Corp.(a)	62,300	4,591,510

Martek Biosciences Corp.(a)	48,600	2,889,756

Neurogenetics, Inc. (Acquired 09/15/97-06/25/98; Cost $202,031)(a)(b)(c)	67,828	67,865

Orchid Biosciences, Inc.–Wts., expiring 05/24/04 (Acquired 05/24/99; Cost $0)(b)(c)(d)	179,910	152,924

		27,976,163

Electronic Equipment Manufacturers–1.06%
Thermo Electron Corp.(a)	79,000	2,217,530

Health Care Equipment–20.19%
AeroGen, Inc.(a)	18,979	63,580

Bard (C.R.), Inc.	40,700	3,841,673

Boston Scientific Corp.(a)	193,300	7,896,305

Guidant Corp.	120,800	8,231,312

Kinetic Concepts, Inc.(a)	42,200	1,702,770

Medtronic, Inc.	103,900	4,872,910

Sensys Medical, Inc.–Wts., expiring 08/13/06 (Acquired 10/18/01; Cost $2)(b)(c)(d)	8,264	0

expiring 09/17/06 (Acquired 10/05/01; Cost $1)(b)(c)(d)	3,305	0

expiring 10/19/06 (Acquired 11/07/01; Cost $1)(b)(c)(d)	3,305	0

St. Jude Medical, Inc.(a)	114,620	8,327,143

Zimmer Holdings, Inc.(a)	97,420	7,368,849

		42,304,542

Health Care Facilities–4.99%
Community Health Systems Inc.(a)	75,800	2,126,190

Health Management Associates, Inc.–Class A	90,100	2,008,329

Triad Hospitals, Inc.(a)	82,600	2,914,954

United Surgical Partners International, Inc.(a)	93,200	3,399,004

		10,448,477

	Shares	Market Value

Health Care Services–5.47%
AdvancePCS(a)	30,900	$2,132,100

Caremark Rx, Inc.(a)	64,800	2,090,448

Inveresk Research Group, Inc.(a)	75,000	2,036,250

Medco Health Solutions, Inc.(a)	159,707	5,216,031

		11,474,829

Health Care Supplies–1.13%
Advanced Medical Optics, Inc.(a)	102,600	2,359,800

Household Products–3.11%
Procter & Gamble Co. (The)	63,638	6,523,531

Managed Health Care–10.54%
Aetna Inc.	59,800	4,831,242

Anthem, Inc.(a)	51,400	4,417,830

Coventry Health Care, Inc.(a)	51,450	2,241,676

UnitedHealth Group Inc.	99,506	6,169,372

WellPoint Health Networks Inc.(a)	40,600	4,416,062

		22,076,182

Pharmaceuticals–31.97%
Abbott Laboratories	147,100	6,295,880

Allergan, Inc.	45,500	3,983,070

Barr Pharmaceuticals Inc.(a)	27,550	2,132,645

Bristol-Myers Squibb Co.	227,100	6,317,922

Forest Laboratories, Inc.(a)	104,000	7,849,920

Johnson & Johnson	120,860	6,515,563

King Pharmaceuticals, Inc.(a)	32,000	616,640

Lilly (Eli) & Co.	60,100	4,443,794

Merck & Co. Inc.	110,400	5,308,032

MGI Pharma, Inc.(a)	75,600	3,713,472

Pfizer Inc.	258,908	9,488,978

Pharmaceutical Resources, Inc.(a)	34,600	2,158,694

Predix Pharmaceuticals Inc.–Wts., expiring 08/08/04 (Acquired 08/22/03; Cost $0)(b)(c)(d)	8,001	0

Valeant Pharmaceuticals International	84,500	1,853,085

Wyeth	159,900	6,316,050

		66,993,745

Total Domestic Common Stocks & Other Equity Interests (Cost $150,787,932)		192,374,799

Foreign Stocks & Other Equity Interests–24.33%

Bermuda–3.61%
Tyco International Ltd. (Industrial Conglomerates)	265,000	7,571,050

	Shares	Market Value

Croatia–1.50%
PLIVA d.d.-GDR REGS (Pharmaceuticals)	193,400	$3,152,420

France–1.57%
Aventis S.A.–ADR (Pharmaceuticals)	42,700	3,298,575

India–1.32%
Ranbaxy Laboratories Ltd.–GDR (Pharmaceuticals)	125,000	2,762,500

Israel–2.60%
Teva Pharmaceutical Industries Ltd.–ADR (Pharmaceuticals)	83,640	5,436,600

Switzerland–9.12%
Alcon, Inc. (Health Care Supplies)	41,800	2,627,548

Novartis A.G.–ADR (Pharmaceuticals)	191,920	8,473,268

Roche Holding A.G. (Pharmaceuticals)	77,068	8,001,195

		19,102,011

United Kingdom–4.61%
Shire Pharmaceuticals Group PLC–ADR (Pharmaceuticals)(a)	239,900	7,417,708

Smith & Nephew PLC (Health Care Supplies)	233,400	2,237,965

		9,655,673

Total Foreign Stocks & Other Equity Interests (Cost $40,160,416)		50,978,829

Preferred Stocks–9.69%

Biotechnology–0.17%
Cellomics, Inc.–Pfd., Series AA (Acquired 10/02/00; Cost $6,999,992)(a)(b)(c)	8,869,999	0

Ingenex, Inc.–Pfd., Series B, (Acquired 09/27/94; Cost $600,000)(a)(b)(c)	103,055	0

Structural Bionformatics–Pfd., Series D (Acquired 03/24/00; Cost $4,000,003)(a)(b)(c)	650,407	357,814

		357,814

Health Care Distributors–2.75%
Locus Pharmaceuticals, Inc.–Pfd., Series C (Acquired 11/21/00; Cost $4,500,000)(a)(b)(c)	2,000,000	4,460,000

Series D (Acquired 09/06/01; Cost $2,352,940)(a)(b)(c)	588,235	1,311,764

		5,771,764

Health Care Equipment–6.46%
Adeza Biomedical Corp.–Pfd., Series 2, Conv. (Acquired 12/21/94; Cost $999,998)(a)(b)(c)	416,666	1,929,164

Series 5, Conv. (Acquired 09/20/01; Cost $449,999)(a)(b)(c)	97,192	449,999

Athersys Inc.–Pfd., Class F, Conv. (Acquired 04/17/00-02/26/04; Cost $4,999,992)(a)(b)(c)	416,667	2,350,000

	Shares	Market Value

Health Care Equipment–(Continued)
DexCom, Inc.–Pfd. Series B (Acquired 12/20/00; Cost $1,000,000)(a)(b)(c)	694,444	$1,597,221

Series C (Acquired 06/03/02; Cost $1,000,000)(a)(b)(c)	434,782	999,999

Masimo Corp.–Pfd., Series C (Acquired 10/07/98; Cost $1,000,000)(a)(b)(c)	125,000	1,000,000

Series F, Conv. (Acquired 09/14/99; Cost $174,999)(a)(b)(c)	15,909	174,999

Neothermia Corp.–Pfd., Series C (Acquired 03/26/01; Cost $2,000,001)(a)(b)(c)	2,439,026	2,463,416

Sensys Medical, Inc.–Pfd., Series C (Acquired 02/25/98-08/31/00; Cost $5,934,956)(a)(b)(c)	586,748	0

Series D (Acquired 08/16/01-09/05/03; Cost $1,152,461)(a)(b)(c)(e)	461,538	1,152,466

Syrrx, Inc.–Pfd., Series C (Acquired 01/10/01; Cost $4,000,003)(a)(b)(c)	615,385	1,415,390

UltraGuide Inc.–Pfd., Series E (Acquired 06/01/01; Cost $1,348,502)(a)(b)(c)	445,050	0

Series F (Acquired 06/01/01; Cost $151,500)(a)(b)(c)	50,000	0

		13,532,654

Pharmaceuticals–0.31%
Predix Pharmaceuticals Inc.–Pfd., Conv. (Acquired 11/07/97; Cost $1,499,999)(a)(b)(c)	32,418	286,362

Scimagix Inc.–Pfd., Series C (Acquired 05/24/01; Cost $1,350,000)(a)(b)(c)	641,635	365,732

		652,094

Total Preferred Stocks (Cost $45,515,345)		20,314,326

Money Market Funds–0.85%
INVESCO Treasurer's Series Money Market Reserve Fund (Cost $1,780,532)(f)	1,780,532	1,780,532

TOTAL INVESTMENTS–126.68% (excluding investments purchased with cash collateral from securities loaned) (Cost $238,244,225)		265,448,486

Investments Purchased with Cash Collateral from Securities Loaned

Money Market Funds–4.84%
INVESCO Treasurer's Series Money Market Reserve Fund(f)(g)	10,146,900	$10,146,900

Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $10,146,900)		10,146,900

TOTAL INVESTMENTS–131.52% (Cost $248,391,125)		275,595,386

OTHER ASSETS LESS LIABILITIES–(31.52%)		(66,051,090)

NET ASSETS–100.00%		$209,544,296

	Shares Sold Short	Market Value

Securities Sold Short–9.04%(h)

Biotechnology–6.32%
Amylin Pharmaceuticals, Inc.	105,000	$2,406,600

Cell Therapeutics, Inc.	75,000	663,000

CV Therapeutics, Inc.	80,000	1,257,600

deCODE genetics, Inc.	55,000	667,150

Human Genome Sciences, Inc.	88,000	1,122,000

ICOS Corp.	30,000	1,148,400

ImClone Systems Inc.	40,000	1,679,200

Incyte Corp.	75,000	648,000

InterMune Inc.	30,000	576,600

Myriad Genetics, Inc.	40,000	656,000

	Shares Sold Short	Market Value

Biotechnology–(Continued)
Trimeris, Inc.	75,000	$1,295,250

Vertex Pharmaceuticals Inc.	100,000	1,128,000

		13,247,800

Health Care Distributors–1.40%
Cardinal Health, Inc.	22,000	1,435,060

Patterson Dental Co.	22,000	1,490,940

		2,926,000

Managed Health Care–1.32%
CIGNA Corp.	50,000	2,771,500

Total Securities Sold Short		18,945,300

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
GDR	– Global Depositary Receipt
Pfd.	– Preferred
REGS	– Regulation S
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 02/29/04 was $20,535,115, which represented 9.80% of the Fund's net assets. These securities are considered to be illiquid.
(c)	Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at 02/29/04 was $20,535,115, which represented 9.80% of the Fund’s net assets.
(d)	Non-income producing security acquired as part of a unit with or in exchange for other securities. .
(e)	The Fund has a remaining commitment of $333,335 to purchase 133,494 shares of Sensys Medical, Inc.–Pfd., Series D shares, which are subject to the terms of the agreement.
(f)	The money market fund and the fund are affiliated by having the same investment advisor. See Note 3.
(g)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.
(h)	Collateral on short sales was segregated by the Fund in the amount of $19,516,279 which represents 103.01% of market value.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

February 29, 2004

(Unaudited)

Assets:
Investments, at market value (cost $236,463,693)*	$263,667,954

Investments in affiliated money market funds (cost $11,927,432)	11,927,432

Total investments (cost $248,391,125)	275,595,386

Receivables for:
Deposits with brokers for securities sold short	17,573,390

Investments sold	1,713,513

Fund shares sold	48,395

Dividends and interest	289,893

Short stock rebates	6,258

Investment for deferred compensation and retirement plans	45,938

Other assets	761,940

Total assets	296,034,713

Liabilities:
Payables for:
Accrued interest expense	341,657

Investments purchased	784,995

Fund shares reacquired	964,758

Deferred compensation and retirement plans	49,500

Loan outstanding	55,000,000

Collateral upon return of securities loaned	10,146,900

Securities sold short, at market value (proceeds $18,201,451)	18,945,300

Accrued distribution fees	59,355

Accrued trustees’ fees	1,781

Accrued transfer agent fees	196,171

Total liabilities	86,490,417

Net assets applicable to shares outstanding	$209,544,296

Net assets consist of:
Shares of beneficial interest	$229,732,574

Undistributed net investment income (loss)	(1,388,264)

Undistributed net realized gain (loss) from investment securities, foreign currencies and securities sold short	(45,260,426)

Unrealized appreciation of investment securities and securities sold short	26,460,412

$209,544,296

Net Assets:
Class A	$208,277,356

Class B	$953,373

Class C	$313,567

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	14,158,865

Class B	66,677

Class C	22,646

Class A:
Net asset value per share	$14.71

Offering price per share:
(Net asset value of $14.71 ÷ 94.50%)	$15.57

Class B:
Net asset value and offering price per share	$14.30

Class C:
Net asset value and offering price per share	$13.85

*	At February 29, 2004, securities with an aggregate market value of $9,940,118 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the six months ended February 29, 2004

(Unaudited)

Investment income:
Dividends (net of foreign withholding tax of $23,374)	$827,490

Dividends from affiliated money market funds*	21,210

Short stock rebates	19,369

Total investment income	868,069

Expenses:
Advisory fees	529,512

Administrative services fees	53,604

Custodian fees	24,941

Distribution fees: Class A	376,294

Class B	4,076

Class C	1,503

Interest	503,535

Transfer agent fees: Class A	356,190

Class B	1,872

Class C	1,429

Trustees’ fees	6,537

Dividends on short sales	11,000

Other	205,008

Total expenses	2,075,501

Less: Fees waived and expenses reimbursed	(6,435)

Net expenses	2,069,066

Net investment income (loss)	(1,200,997)

Realized and unrealized gain (loss) from investment securities, foreign currencies and securities sold short:
Net realized gain (loss) from:
Investment securities	21,190,385

Foreign currencies	(15,968)

Securities sold short	(991,138)

20,183,279

Change in net unrealized appreciation (depreciation) of:
Investment securities	9,432,801

Foreign currencies	199,820

Securities sold short	(302,875)

9,329,746

Net gain from investment securities, foreign currencies and securities sold short	29,513,025

Net increase in net assets resulting from operations	$28,312,028

*	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the six months ended February 29, 2004 and the year ended August 31, 2003

(Unaudited)

	February 29, 2004	August 31, 2003

Operations:
Net investment income (loss)	$(1,200,997)	$(1,684,764)

Net realized gain from investment securities, foreign currencies, securities sold short and option contracts written	20,183,279	2,690,186

Change in net unrealized appreciation of investment securities, foreign currencies and securities sold short	9,329,746	17,432,238

Net increase in net assets resulting from operations	28,312,028	18,437,660

Share transactions–net:
Class A	(50,853,347)	(62,470,276)

Class B	91,491	(163,991)

Class C	(38,142)	(190,235)

Net increase (decrease) in net assets resulting from share transactions	(50,799,998)	(62,824,502)

Net increase (decrease) in net assets	(22,487,970)	(44,386,842)

Net assets:
Beginning of period	232,032,266	276,419,108

End of period (including undistributed net investment income (loss) of $(1,388,264) and $(187,267) for 2004 and 2003, respectively)	$209,544,296	$232,032,266

See accompanying notes which are an integral part of the financial statements.

Statement of Cash Flows

For the six months ended February 29, 2004

(Unaudited)

Cash provided by operating activities:
Net increase in net assets resulting from operations	$28,312,028

Adjustments to reconcile net increase in net assets to net cash provided by operations:
Purchases of investments	(232,429,783)

Proceeds from disposition of investments	281,468,847

Increase in deposits with brokers for securities sold short	(12,142,601)

Increase in cash collateral from securities loaned	(10,146,900)

Increase in dividends and interest receivable	(50,503)

Decrease in receivable for investments sold	2,372,595

Increase in other assets	(735,281)

Increase in securities sold short	15,185,500

Increase in payable of collateral upon return of securities loaned	10,146,900

Decrease in payable for securities sold short purchased	(1,595,250)

Decrease in payables for investments purchased	(1,848,836)

Increase in accrued expenses and other payables	310,977

Net realized and unrealized gain on investment securities, foreign currencies and securities sold short	(29,513,025)

Net cash provided by operating activities	49,334,668

Cash used in financing activities:
Net increase in borrowings on line of credit	3,000,000

Proceeds from shares of beneficial interest sold	4,886,856

Disbursements from shares of beneficial interest reacquired	(55,470,718)

Net cash provided by (used in) financing activities	(47,583,862)

Net increase in cash and cash equivalents	1,750,806

Cash and cash equivalents at beginning of period	29,726

Cash and cash equivalents at end of period	$1,780,532

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

February 29, 2004

(Unaudited)

NOTE 1—Significant Accounting Policies

INVESCO Advantage Health Sciences Fund, formerly INVESCO Advantage Global Health Sciences Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (the “Trust”, formerly known as, INVESCO Counselor Series Funds, Inc.). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.

C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E.	Securities Sold Short — The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in “A” above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned or the net expense incurred on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H.	Covered Call Options — The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
I.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
J.	Expenses — Each class bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund’s daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of the Class A shares of the Fund exceeds the sum of 2.00% plus the investment record of the Morgan Stanley Health Care Product Index, but shall be capped at 2.50% of the Fund’s average daily net assets or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Morgan Stanley Health Care Product Index less 2.00% exceeds the investment performance of the Class A shares of the Fund, but shall be no less than 0.50% of the average daily net assets. For the period November 25, 2003 through February 29, 2004, the Fund paid advisory fees to AIM of $276,690. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period September 1, 2003 through November 24, 2003, the Fund paid advisory fees to IFG of $252,822. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”)

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates (continued)

whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the period November 6, 2003 through February 29, 2004, AIM waived fees of $284.

For the period November 25, 2003 through February 29, 2004, AIM reimbursed transfer agency expenses of the Fund of $0, $1,006 and $1,373 for Class A, Class B, and Class C shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of the Fund of $1,587, $0 and $0 for Class A, Class B and Class C shares, respectively. For the period November 25, 2003 through February 29, 2004, AIM reimbursed fund level expenses of the Fund of $0. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $2,185.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through February 29, 2004, AIM was paid $28,062 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period September 1, 2003 through November 24, 2003, IFG was paid $25,542 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period September 1, 2003 through September 30, 2003, IFG retained $50,205 for such services. For the period October 1, 2003 through February 29, 2004, AISI retained $297,601 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of this amount, up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended February 29, 2004, the Class A, Class B and Class C shares paid $376,294, $4,076 and $1,503, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the six months ended February 29, 2004, AIM Distributors retained $1,370 in front-end sales commissions from the sale of Class A shares and $5,902, $0 and $92 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended February 29, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 02/29/04	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Money Market Reserve Fund	$29,726	$98,060,311	$(96,309,505)	$—	$1,780,532	$19,038	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 02/29/04	Dividend Income*	Realized Gain (Loss)

INVESCO Treasurer’s Money Market Reserve Fund	$—	$25,042,346	$(14,895,446)	$—	$10,146,900	$2,172	$—

	$29,726	$123,102,657	$(111,204,951)	$—	$11,927,432	$21,210	$—

*	Dividend income is net of fees paid to security lending counterparties of $5,182

NOTE 4—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

During the six months ended February 29, 2004, the Fund paid legal fees of $755 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Borrowings

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $100,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the six months ended February 29, 2004, the average outstanding daily balance of bank loans for the Fund was $56,417,582 with a weighted average interest rate of 0.90% and interest expense of $499,706.

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow under the facility during the six months ended February 29, 2004.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the six months ended February 29, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in an affiliated money market fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At February 29, 2004, securities with an aggregate value of $9,940,118 were on loan to brokers. The loans were secured by cash collateral of $10,146,900 received by the Fund and subsequently invested in an affiliated money market fund. For the February 29, 2004 ended six months, the Fund received dividends on cash collateral net of fees paid to counterparties of $2,172 for securities lending transactions.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

August 31, 2010	$6,536,256

August 31, 2011	53,727,524

Total capital loss carryforward	$60,263,780

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended February 29, 2004 was $134,341,275 and $185,159,343, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of:
Investment securities	$53,180,976

Securities sold short	207,472

Aggregate unrealized (depreciation) of:
Investment securities	(28,583,208)

Securities sold short	(951,321)

Net unrealized appreciation of investment securities	$23,853,919

Cost of investments for tax purposes is $250,997,618.

Proceeds from securities sold short for investment purposes are $18,201,451.

NOTE 9—Share Information

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding

	Six months ended February 29, 2004		Year ended August 31, 2003
	Shares	Amount	Shares	Amount

Sold:
Class A	338,583	$4,478,284	17,876,194	$217,446,224

Class B	15,578	214,281	9,839	118,288

Class C	2,831	36,949	139,927	1,679,546

Automatic conversion of Class B Shares to Class A Shares:*
Class A	1,440	21,167	—	—

Class B	(1,481)	(21,167)	—	—

Reacquired:
Class A	(4,092,448)	(55,352,798)	(23,191,673)	(279,916,500)

Class B	(7,780)	(101,623)	(24,387)	(282,279)

Class C	(5,928)	(75,091)	(157,490)	(1,869,781)

	(3,749,205)	$(50,799,998)	(5,347,590)	$(62,824,502)

*	Prior to the six months ended February 29, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Six months ended February 29, 2004		Year ended August 31,			November 1, 2000 to August 31, 2001		Year ended October 31,
			2003		2002			2000		1999

Net asset value, beginning of period	$12.89		$11.84		$14.57	$24.25		$17.96		$21.08

Income from investment operations:
Net investment income (loss)	(0.09)		(0.00)		(0.00)	(0.12	)(a)	(0.13	)(a)	(0.02	)(a)

Net gains (losses) on securities (both realized and unrealized)	1.91		1.05		(2.77)	(6.19)		8.83		0.99

Total from investment operations	1.82		1.05		(2.77)	(6.31)		8.70		0.97

Less dividends from net investment income	—		—		—	(3.44)		(2.41)		(4.09)

Redemption fees added to beneficial interest	—		—		0.04	0.07		—		—

Net asset value, end of period	$14.71		$12.89		$11.84	$14.57		$24.25		$17.96

Total return(b)	14.12%		8.87%		(18.74)%	(28.88)%		52.72%		4.90%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$208,277		$230,955		$275,037	$478,876		$938,494		$678,030

Ratio of expenses to average net assets (including dividends on short sales expense)	1.91	%(c)	1.67	%(d)	2.35%	1.60	%(e)	1.16%		1.20%

Ratio of expenses to average net assets (excluding dividends on short sales expense)	1.90	%(c)	1.65	%(d)	2.33%	1.55	%(e)	—		—

Ratio of net investment income (loss) to average net assets	(1.11	)%(c)	(0.68)%		(1.52)%	(0.79	)%(e)	(0.62)%		(0.13)%

Portfolio turnover rate(f)	50%		125%		127%	183%		196%		129%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average net assets of $216,206,381.
(d)	After fee waivers and/or expense reimbursements. Had the advisor not waived fees and/or reimbursed expenses, the ratio of expenses to average net assets (including dividends on short sales) would have been 1.74% and the ratio of expenses to average net assets (excluding dividends on short sales) would have been 1.72%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

NOTE 10—Financial Highlights (continued)

	Class B
	Six months ended February 29, 2004		Year ended August 31,		May 15, 2001 (Date sales commenced) to August 31, 2001
			2003	2002

Net asset value, beginning of period	$12.61		$11.77	$14.68	$14.35

Income from investment operations:
Net investment income (loss)	(0.14)		(0.22)	(0.11)	(0.05	)(a)

Net gains (losses) on securities (both realized and unrealized)	1.83		1.06	(2.80)	0.38

Total from investment operations	1.69		0.84	(2.91)	0.33

Net asset value, end of period	$14.30		$12.61	$11.77	$14.68

Total return(b)	13.40%		7.14%	(19.82)%	2.30%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$953		$761	$882	$337

Ratio of expenses to average net assets (including dividends on short sales expense):
With fee waivers and/or expense reimbursements	3.11	%(c)	3.27%	3.44%	4.14	%(d)

Without fee waivers and/or expense reimbursements	3.36	%(c)	3.33%	3.44%	4.14	%(d)

Ratio of expenses to average net assets (excluding dividends on short sales expense):
With fee waivers and/or expense reimbursements	3.10	%(c)	3.25%	3.43%	3.74	%(d)

Without fee waivers and/or expense reimbursements	3.35	%(c)	3.31%	3.43%	3.74	%(d)

Ratio of net investment income (loss) to average net assets	(2.31	)%(c)	(2.27)%	(2.54)%	(2.68	)%(d)

Portfolio turnover rate(e)	50%		125%	127%	183%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average net assets of $819,773.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 10—Financial Highlights (continued)

	Class C
	Six months ended February 29, 2004		Year ended August 31,		May 15, 2001 (Date sales commenced) to August 31, 2001
			2003	2002

Net asset value, beginning of period	$12.27		$11.57	$14.45	$14.35

Income from investment operations:
Net investment income (loss)	(0.22	)(a)	(0.46)	(0.13)	(0.04	)(a)

Net gains (losses) on securities (both realized and unrealized)	1.80		1.16	(2.75)	0.14

Total from investment operations	1.58		0.70	(2.88)	0.10

Net asset value, end of period	$13.85		$12.27	$11.57	$14.45

Total return(b)	12.88%		6.14%	(20.00)%	0.70%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$314		$316	$501	$312

Ratio of expenses to average net assets (including dividends on short sales expense):
With fee waivers and/or expense reimbursements	4.14	%(c)	4.02%	3.54%	4.51	%(d)

Without fee waivers and/or expense reimbursements	5.05	%(c)	4.07%	3.54%	4.51	%(d)

Ratio of expenses to average net assets (excluding dividends on short sales expense):
With fee waivers and/or expense reimbursements	4.13	%(c)	4.00%	3.52%	3.93	%(d)

Without fee waivers and/or expense reimbursements	5.04	%(c)	4.05%	3.52%	3.93	%(d)

Ratio of net investment income (loss) to average net assets	(3.34	)%(c)	(3.09)%	(2.63)%	(2.86	)%(d)

Portfolio turnover rate(e)	50%		125%	127%	183%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average net assets of $302,238.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 11—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. IFG currently serves as the investment advisor to INVESCO Variable Investment Funds, Inc. (“IVIF”). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF. On April 30, 2004, AIM will succeed IFG as the investment advisor to IVIF.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii)

NOTE 11—Legal Proceedings (continued)

violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel’s directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Advantage Health Sciences Fund (“Fund”), (formerly INVESCO Advantage Global Health Sciences Fund), a portfolio of AIM Counselor Series Funds (formerly INVESCO Counselor Series Funds, Inc. and AIM Counselor Series Funds, Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, November 4, 2003, November 11, 2003, November 17, 2003 and reconvened on November 21, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Trustees/Matter	Votes For	Withholding Authority

(1)*	Bob R. Baker	15,828,598	985,899
	Frank S. Bayley	15,829,984	984,513
	James T. Bunch	15,831,521	982,976
	Bruce L. Crockett	15,832,799	981,698
	Albert R. Dowden	15,830,394	984,103
	Edward K. Dunn, Jr.	15,827,859	986,638
	Jack M. Fields	15,825,844	988,653
	Carl Frischling	15,825,301	989,196
	Robert H. Graham	15,821,227	993,270
	Gerald J. Lewis	15,799,149	1,015,348
	Prema Mathai-Davis	15,820,233	994,264
	Lewis F. Pennock	15,827,871	986,626
	Ruth H. Quigley	15,789,629	1,024,867
	Louis S. Sklar	15,828,536	985,961
	Larry Soll, Ph.D.	15,826,878	987,619
	Mark H. Williamson	15,814,262	1,000,235

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(2)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	14,167,624	973,793	292,923
(3)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	14,276,631	853,146	304,563
(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	8,035,044	806,613	7,972,840	**

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	8,358,753	839,818	7,623,465	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Counselor Series Funds, Inc.
**	Includes Broker Non-Votes

Proxy Results (Unaudited) (continued)

A Special Meeting of Shareholders of the Company noted above was reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	8,618,447	849,178	7,446,940	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	9,403,140	895,557	6,923,411	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 17, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	9,957,060	922,590	6,664,434	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 21, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	10,382,107	943,460	6,339,325	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Counselor Series Funds, Inc.
**	Includes Broker Non-Votes

OTHER INFORMATION

Trustees and Officers

Board of Trustees	Officers	Office of the Fund

Bob R. Baker

Frank S. Bayley

James T. Bunch

Bruce L. Crockett

Albert R. Dowden

Edward K. Dunn, Jr.

Jack M. Fields

Carl Frischling

Robert H. Graham

Gerald J. Lewis

Prema Mathai-Davis

Lewis F. Pennock

Ruth H. Quigley

Louis S. Sklar

Larry Soll, Ph.D.

Mark H. Williamson

Robert H. Graham

Chairman and President

Mark H. Williamson

Executive Vice President

Kevin M. Carome

Senior Vice President, Secretary and Chief Legal Officer

Sidney M. Dilgren

Vice President and Treasurer

Robert G. Alley

Vice President

Stuart W. Coco

Vice President

Melville B. Cox

Vice President

Karen Dunn Kelley

Vice President

Edgar M. Larsen

Vice President

11 Greenway Plaza
Suite 100

Houston, TX 77046-1173

Investment Advisor

A I M Advisors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Sub-Advisor

INVESCO Institutional (N.A.), Inc.

One Midtown Plaza

1360 Peachtree Street, N.E.

Suite 100

Atlanta, GA 30309

Transfer Agent

AIM Investment Services, Inc.

P.O. Box 4739

Houston, TX 77210-4739

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

Counsel to the Fund

Ballard Spahr

Andrews & Ingersoll, LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Counsel to the Trustees

Kramer, Levin, Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022-3852

Distributor

A I M Distributors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Trimark Endeavor Fund

AM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM Global Equity Fund5

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

[1]	Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[6]	Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund.

[7]	Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after June 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

AIMinvestments.com	I-AHS-SAR-1

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INVESCO Multi-Sector Fund

Semiannual Report to Shareholders • February 29, 2004

[COVER IMAGE]

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INVESCO MULTI-SECTOR FUND seeks to provide capital growth.

■	Unless otherwise stated, information presented is as of 2/29/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

Principal risks of investing in the fund

■	Investing in small and mid-sized companies involves risks not associated with investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

■	Investing in a mutual fund with a higher concentration of sectors involves greater risks and potential rewards than investing in a more diversified fund.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500® Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The unmanaged Lipper Multi-Cap Core Equity Fund Index represents an average of the performance of the 30 largest multi-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured    May lose value    No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds®:

[GRAHAM PHOTO]	Major stock market indexes here and abroad delivered positive performance during the six months covered by this report. As is historically the case, bond market returns were more modest, but positive as well. The
U.S. economy appears to have turned a corner, with solid growth in gross domestic product during the third and fourth quarters of 2003. Overseas, particularly in Europe, economic performance picked up during the second half of 2003.

Robert H. Graham

Investors in the United States seem to have regained their confidence. They added $26.2 billion to U.S. stock mutual funds in February 2004 and $1.5 billion to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered $21 billion in net outflows during the month. As the reporting period closed, total mutual fund assets stood at a record $7.63 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking that 2004 will see a rerun of the markets’ good performance during 2003. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the reporting period, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham
Chairman and President
March 31, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

All sectors of the fund post positive returns

For the six-month reporting period ended February 29, 2004, INVESCO Multi-Sector Fund Class A shares returned 14.85% at NAV which does not include front-end sales charges. If front-end sales charges were included, returns would be lower. Returns for other share classes are shown in the table below. For the same period, the fund’s broad-based and style-specific index, the S&P 500 Index, returned 14.59% and the fund’s peer-group index, the Lipper Multi-Cap Core Fund Index, returned 14.76%. The fund outperformed its benchmark indexes due to strong stock selection and select industry exposure within each sector of the fund’s portfolio.

Market conditions

The S&P 500 Index rallied amid a backdrop of generally improving economic conditions. During this rally, the nation’s gross domestic product, widely regarded as the broadest measure of economic activity, expanded at an annualized rate of 8.2% in the third quarter and 4.1% in the fourth quarter of 2003. In a report to Congress in February 2004, the Federal Reserve Board (the Fed) noted that industrial production, corporate profits and business and consumer spending all increased during the reporting period.

Indeed, total sales from November 2003 through January 2004 were up 6.2% compared to the same three months a year earlier. Inflation was subdued and interest rates were low. During the reporting period, the Fed kept the short-term federal funds target rate at 1.00%, its lowest level since 1958. The job market remained weak, however. While the unemployment rate declined during the reporting period, it was still 5.6% at the end of February 2004.

All sectors of the S&P 500 Index recorded double-digit returns for the reporting period. Financials, energy and materials were the top-performing sectors while consumer discretionary, information technology and industrials were the weakest-performing sectors.

Your fund

As mentioned above, all sectors of the fund’s benchmark index, the S&P 500 Index, produced positive results for the reporting period. The same held true for the fund as all five of the fund’s sectors recorded gains with energy and financial services the strongest contributors to fund performance followed by health care, leisure and technology.

In the energy sector, low oil and gas inventories coupled with tight supply and increasing demand helped push energy prices higher. Given this environment, many of the fund’s energy holdings did well including Halliburton, an oil field services provider, and Murphy Oil, an integrated oil and gas company.

A few energy holdings detracted from performance, including Cooper Cameron, which declined after an earnings miss in the fourth quarter of 2003 due to contractual bottlenecks for a group of large orders. We did not own this stock at the end of the reporting period.

Improving investor confidence, low interest rates, improving equity markets and the resurgence of merger and acquisition activity set the stage for a strong showing by the financials sector. As our confidence in the overall improving environment grew, we reduced defensive holdings in this sector and added more market and economically sensitive stocks. These moves plus good stock selection in the property and casualty group contributed to sector performance.

TOP 10 INDUSTRIES*

1. Pharmaceuticals	10.6%
2. Integrated Oil & Gas	7.4
3. Communications Equipment	5.3
4. Diversified Banks	4.9
5. Oil & Gas Exploration & Production	4.6
6. Oil & Gas Equipment & Services	4.4
7. Semiconductors	4.0
8. Broadcasting & Cable TV	3.6
9. Casinos & Gaming	3.5
10. Investment Banking & Brokerage	3.2

TOP 10 ISSUERS*

1. Murphy Oil Corp.	2.8%
2. Omnicom Group Inc.	2.4
3. International Game Technology	2.4
4. Citigroup Inc.	1.5
5. Pfizer Inc.	1.5
6. BP PLC-ADR (United Kingdom)	1.5
7. American International Group, Inc.	1.4
8. Bank One Corp.	1.4
9. Novartis A.G.- ADR (Switzerland)	1.3
10. Aetna Inc.	1.3

TOTAL NUMBER OF HOLDINGS*	114
TOTAL NET ASSETS	$59.7 million

*	Excludes money market fund holdings. The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

FUND VS. INDEXES

Total returns, 8/31/03–2/29/04, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	14.85%
Class B Shares	14.33
Class C Shares	14.46
S&P 500 Index (Broad Market &
Style-specific Index)	14.59
Lipper Multi-Cap Core Fund Index
(Peer Group Index)	14.76

Source: Lipper, Inc.

… all five of the fund’s sectors recorded gains with energy and financial services the strongest utors…

American International Group—one of the world’s largest insurance companies—proved beneficial to fund performance as the multi-line insurer reported record results in all four of its core businesses for 2003. Bank of America, however, detracted from fund performance as the stock declined over the announcement of its acquisition of Fleet Boston (a fund holding) for a rich premium. We sold Bank of America during the reporting period.

Although health care stocks trailed the broad market for the six-month period, there was positive news in the pharmaceutical industry with the passage of Medicare reform legislation. The new law included a prescription drug benefit plan for senior citizens. Indeed, pharmaceutical stocks, including Forest Laboratories, which received Food and Drug Administration approval of its new Alzheimer’s drug Namenda on October 16, 2003, proved the strongest health care group for the fund.

Gilead Sciences, however, detracted from fund returns as the company’s fourth quarter results proved disappointing as sales of the company’s HIV drug Viread were not as strong as anticipated. We sold the stock during the reporting period.

In the technology sector, a report from International Data Corporation, a global market intelligence and advisory firm, showed that factory revenue in the worldwide server market grew by 11.4% to $13.7 billion in the fourth quarter of 2003—the third consecutive quarter of positive growth.

However, after a strong run in 2003, information technology stocks gave back some gains in 2004 as investors rotated out of the sector. Communications equipment stocks contributed the most to tech sector performance, including Cisco Systems, a leader in networking for the internet, and Alcatel, a French global supplier of telecommunications equipment.

Conversely, UTStarcom, a manufacturer and marketer of wireline/wireless telecommunications equipment, detracted from performance as concerns mounted that the company’s high growth rate could not be sustained. We sold this position during the reporting period.

In the leisure sector, casino and gaming stocks contributed the most to sector performance. International Game Technology—the dominant slot machine manufacturer for the industry—continued to prove positive for the fund during the reporting period. Viacom, a global media company, however, detracted from fund performance as advertising sales, while higher, did not pick up as fast as investors had hoped.

In an effort to maintain diversification and capitalize on the shifts in performance that the five different sectors experience over time, the fund is rebalanced annually so that approximately one-fifth of fund assets are allocated in each of the fund’s five sectors. This rebalancing occurs each year around the conclusion of the fund’s fiscal year on August 31.

In closing

Given several challenging years in the market, we are pleased to provide shareholders with double-digit returns for the reporting period.

See important fund and index disclosures inside front cover.

[GREENBERG PHOTO]

Mark D. Greenberg

Mr. Greenberg, Chartered Financial Analyst, joined INVESCO in 1996. He attended City University in London, England and received his BSBA in economics with a specialization in finance from Marquette University.

[KEITHLER PHOTO]

William R. Keithler

Mr. Keithler, Chartered Financial Analyst, is Director of Sector Management at INVESCO. He joined INVESCO in 1986. Mr. Keithler has a master’s in finance from the University of Wisconsin-Madison and a bachelor’s from Webster College in St. Louis, Missouri.

[SEGNER PHOTO]

John S. Segner

Mr. Segner joined INVESCO in 1997. He holds a master’s in business administration with a concentration in finance from The University of Texas-Austin. He also received his bachelor’s in civil engineering from the University of Alabama.

[SKORNICKA PHOTO]

Joseph W. Skornicka

Mr. Skornicka, Chartered Financial Analyst, joined INVESCO in 2001. He holds a master’s in business administration from the University of Michigan. He received his bachelor’s from Michigan State University.

[WALD PHOTO]

Thomas R. Wald

Mr. Wald, Chartered Financial Analyst, joined INVESCO in 1997. He holds a master’s in business administration from the Wharton School at the University of Pennsylvania. He received his bachelor’s from Tulane University.

[RIGHT ARROW GRAPHIC]

For a presentation of your fund’s long-term performance record, please turn the page.

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Below you will find a presentation of your fund’s long-term performance record for periods ended 2/29/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS

As of 2/29/04, including sales charges

Class A Shares
Inception (9/03/02)	20.83%
1 Year	30.94

Class B Shares
Inception (9/03/02)	22.14%
1 Year	32.46

Class C Shares
Inception (9/03/02)	24.57%
1 Year	36.46

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/03, including sales charges

Class A Shares
Inception (9/03/02)	19.54%
1 Year	23.36

Class B Shares
Inception (9/03/02)	21.02%
1 Year	24.58

Class C Shares
Inception (9/03/02)	23.79%
1 Year	28.52

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses of Class A, B and C shares, returns would have been lower.

[ARROW BUTTON IMAGE]	For More Information Visit AIMinvestments.com

6

FINANCIALS

Schedule of Investments

February 29, 2004

(Unaudited)

	Shares	Market Value

Domestic Common Stocks & Other Equity Interests–75.94%

Advertising–2.38%
Omnicom Group Inc.	17,380	$1,421,684

Apparel, Accessories & Luxury Goods–0.66%
Polo Ralph Lauren Corp.	11,780	395,455

Asset Management & Custody Banks–2.65%
American Capital Strategies, Ltd.	4,300	142,889

Bank of New York Co., Inc. (The)	14,500	478,500

Legg Mason, Inc.	5,800	547,172

State Street Corp.	7,700	413,721

		1,582,282

Biotechnology–2.09%
Amgen Inc.(a)	3,200	203,296

Biogen Idec Inc.(a)	8,000	443,600

Connectics Corp.(a)	21,400	471,442

Genentech, Inc.(a)	1,200	129,468

		1,247,806

Brewers–0.94%
Anheuser-Busch Cos., Inc.	10,530	560,407

Broadcasting & Cable TV–3.56%
Cablevision Systems Corp.–New York Group–Class A(a)	28,290	720,829

Comcast Corp.–Class A(a)	10,660	320,226

EchoStar Communications Corp.–Class A(a)	10,090	364,451

Liberty Media Corp.–Class A(a)	63,050	718,770

		2,124,276

Casinos & Gaming–3.52%
Harrah's Entertainment, Inc.	13,330	692,494

International Game Technology	35,900	1,408,716

		2,101,210

Communications Equipment–3.01%
Avaya Inc.(a)	38,600	661,990

Cisco Systems, Inc.(a)	21,300	492,030

Motorola, Inc.	34,900	643,905

		1,797,925

Computer Storage & Peripherals–1.68%
EMC Corp.(a)	32,100	459,672

Lexmark International, Inc.(a)	6,600	543,114

		1,002,786

	Shares	Market Value

Consumer Finance–1.59%
American Express Co.	6,700	$357,914

Capital One Financial Corp.	8,400	594,048

		951,962

Diversified Banks–4.47%
Bank One Corp.	15,500	836,690

FleetBoston Financial Corp.	13,800	621,414

U.S. Bancorp	10,700	305,271

Wachovia Corp.	10,800	518,076

Wells Fargo & Co.	6,800	389,980

		2,671,431

Diversified Commercial Services–0.51%
Cendant Corp.	13,530	307,131

Electric Utilities–0.97%
Dominion Resources, Inc.	9,200	578,036

Electronic Equipment Manufacturers–0.87%
Amphenol Corp.–Class A(a)	8,400	519,540

Electronic Manufacturing Services–1.63%
Sanmina–SCI Corp.(a)	35,700	453,033

TTM Technologies, Inc.(a)	32,100	518,736

		971,769

Health Care Equipment–1.38%
Boston Scientific Corp.(a)	8,200	334,970

Guidant Corp.	3,800	258,932

Medtronic, Inc.	4,900	229,810

		823,712

Health Care Services–1.95%
AdvancePCS(a)	4,000	276,000

Caremark Rx, Inc.(a)	8,500	274,210

Medco Health Solutions, Inc.(a)	18,800	614,008

		1,164,218

Hotels, Resorts & Cruise Lines–0.72%
Starwood Hotels & Resorts Worldwide, Inc.	11,020	429,890

Household Products–0.60%
Procter & Gamble Co. (The)	3,478	356,530

Integrated Oil & Gas–4.88%
ConocoPhillips	8,700	599,169

Murphy Oil Corp.	27,000	1,693,710

Occidental Petroleum Corp.	14,000	621,600

		2,914,479

F-1

	Shares	Market Value

Internet Retail–0.29%
InterActiveCorp.(a)	5,400	$175,878

Internet Software & Services–0.57%
Yahoo! Inc.(a)	7,700	341,880

Investment Banking & Brokerage–3.19%
Ameritrade Holding Corp.(a)	11,400	185,592

Goldman Sachs Group, Inc. (The)	5,000	529,350

Lehman Brothers Holdings Inc.	7,400	641,654

Merrill Lynch & Co., Inc.	8,900	544,769

		1,901,365

Investment Companies–Exchange Traded Funds–0.10%
iShares S&P 500 Index Fund	500	57,575

Leisure Products–0.17%
Mattel, Inc.	5,300	100,700

Life & Health Insurance–0.72%
Prudential Financial, Inc.	9,200	426,788

Managed Health Care–2.93%
Aetna Inc.	9,900	799,821

Anthem, Inc.(a)	4,100	352,395

UnitedHealth Group Inc.	5,800	359,600

WellPoint Health Networks Inc.(a)	2,200	239,294

		1,751,110

Movies & Entertainment–1.75%
Time Warner Inc.(a)	30,247	521,761

Viacom Inc.–Class A	8,220	318,607

Walt Disney Co. (The)	7,780	206,403

		1,046,771

Multi-Line Insurance–1.73%
American International Group, Inc.	11,500	851,000

Hartford Financial Services Group, Inc. (The)	2,800	183,400

		1,034,400

Oil & Gas Equipment & Services–2.17%
FMC Technologies, Inc.(a)	25,000	657,500

Halliburton Co.	20,000	639,200

		1,296,700

Oil & Gas Exploration & Production–2.30%
Apache Corp.	16,000	658,720

Westport Resources Corp.(a)	22,000	712,140

		1,370,860

	Shares	Market Value

Oil & Gas Refining, Marketing & Transportation–1.84%
Enbridge Energy Management, LLC	1	$47

Premcor Inc.(a)	12,000	377,400

Valero Energy Corp.	12,000	720,000

		1,097,447

Other Diversified Financial Services–1.52%
Citigroup Inc.	18,000	904,680

Pharmaceuticals–6.21%
Abbott Laboratories	14,800	633,440

Allergan, Inc.	3,100	271,374

Bristol-Myers Squibb Co.	16,200	450,684

Forest Laboratories, Inc.(a)	9,600	724,608

Johnson & Johnson	12,900	695,439

King Pharmaceuticals, Inc.(a)	1,700	32,759

Pfizer Inc.	24,600	901,590

		3,709,894

Property & Casualty Insurance–1.51%
SAFECO Corp.	11,200	504,000

Travelers Property Casualty Corp.–Class B	21,700	395,808

		899,808

Publishing–1.23%
Gannett Co., Inc.	3,560	307,121

Knight-Ridder, Inc.	5,750	429,870

		736,991

Restaurants–0.43%
CBRL Group, Inc.	6,730	255,605

Semiconductors–4.01%
Broadcom Corp.–Class A(a)	17,600	714,208

Cypress Semiconductor Corp.(a)	25,800	556,764

Intel Corp.	18,200	531,986

Xilinx, Inc.(a)	14,000	588,560

		2,391,518

Systems Software–1.77%
Oracle Corp.(a)	24,300	312,984

Symantec Corp.(a)	18,100	744,634

		1,057,618

Thrifts & Mortgage Finance–1.44%
Fannie Mae	4,200	314,580

PMI Group, Inc. (The)	13,700	542,520

		857,100

Total Domestic Common Stocks & Other Equity Interests (Cost $38,272,712)		45,337,217

F-2

	Shares	Market Value

Foreign Stocks & Other Equity Interests–20.99%

Australia–1.09%
News Corp. Ltd. (The)–ADR (Movies & Entertainment)	19,840	$649,363

Belgium–0.91%
Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)	8,990	540,437

Bermuda–2.24%
Nabors Industries, Ltd. (Oil & Gas Drilling)(a)	15,000	710,250

Weatherford International Ltd. (Oil & Gas Equipment & Services)(a)	14,000	627,200

		1,337,450

Canada–2.74%
Canadian Imperial Bank of Commerce (Diversified Banks)	4,900	251,909

Nexen Inc. (Oil & Gas Exploration & Production)	19,000	709,460

Talisman Energy Inc. (Oil & Gas Exploration & Production)	11,500	672,520

		1,633,889

Denmark–0.16%
Carlsberg A.S.–Class B (Brewers)	1,900	93,681

France–3.32%
Alcatel S.A.–ADR (Communications Equipment)(a)	36,200	586,078

Aventis S.A.–ADR (Pharmaceuticals)	10,300	795,675

Total S.A.–ADR (Integrated Oil & Gas)	6,500	597,935

		1,979,688

Israel–1.67%
Check Point Software Technologies Ltd. (Systems Software)(a)	26,700	614,634

Teva Pharmaceutical Industries Ltd.–ADR (Pharmaceuticals)	5,900	383,500

		998,134

	Shares	Market Value

Netherlands–1.13%
Schlumberger Ltd. (Oil & Gas Equipment & Services)	10,500	$677,145

Panama–0.19%
Carnival Corp. (Hotels, Resorts & Cruise Lines)	2,600	115,362

Sweden–1.31%
Ericsson (LM) Telefonaktiebolaget–ADR (Communications Equipment)(a)	27,000	783,540

Switzerland–1.79%
Novartis A.G.–ADR (Pharmaceuticals)	18,200	803,530

UBS A.G. (Diversified Capital Markets)	3,600	266,436

		1,069,966

United Kingdom–4.44%
Allied Domecq PLC (Distillers & Vintners)	14,200	119,975

Amdocs Ltd. (Application Software)(a)	27,100	755,548

BP PLC–ADR (Integrated Oil & Gas)	18,000	885,600

Shire Pharmaceuticals Group PLC–ADR (Pharmaceuticals)(a)	20,000	618,400

WPP Group PLC (Advertising)	24,010	270,030

		2,649,553

Total Foreign Stocks & Other Equity Interests (Cost $10,627,484)		12,528,208

Money Market Funds–1.58%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $941,980)(b)	941,980	941,980

TOTAL INVESTMENTS–98.51% (Cost $49,842,176)		58,807,405

OTHER ASSETS LESS LIABILITIES–1.49%		891,801

NET ASSETS–100.00%		$59,699,206

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Assets and Liabilities

February 29, 2004

(Unaudited)

Assets:
Investments, at market value (cost $48,900,196)	$57,865,425

Investments in affiliated money market funds (cost $941,980)	941,980

Total investments (cost $49,842,176)	58,807,405

Receivables for:
Investments sold	1,973,122

Fund shares sold	421,622

Dividends	65,706

Investment for deferred compensation and retirement plans	2,640

Other assets	51,433

Total assets	61,321,928

Liabilities:
Payables for:
Investments purchased	1,459,498

Fund shares reacquired	61,397

Deferred compensation and retirement plans	2,640

Accrued distribution fees	27,266

Accrued trustees’ fees	1,649

Accrued transfer agent fees	39,641

Accrued operating expenses	30,631

Total liabilities	1,622,722

Net assets applicable to shares outstanding	$59,699,206

Net assets consist of:
Shares of beneficial interest	$48,947,558

Undistributed net investment income (loss)	(306,410)

Undistributed net realized gain from investment securities, foreign currencies and option contracts	2,092,672

Unrealized appreciation of investment securities and foreign currencies	8,965,386

$59,699,206

Net Assets:
Class A	$35,632,601

Class B	$10,815,463

Class C	$13,251,142

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	1,755,328

Class B	538,777

Class C	660,337

Class A :
Net asset value per share	$20.30

Offering price per share:
(Net asset value of $20.30 ÷ 94.50%)	$21.48

Class B :
Net asset value and offering price per share	$20.07

Class C :
Net asset value and offering price per share	$20.07

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Operations

For the six months ended February 29, 2004

(Unaudited)

Investment income:
Dividends (net of foreign withholding tax of $5,075)	$268,942

Dividends from affiliated money market funds	6,968

Interest	1,139

Total investment income	277,049

Expenses:
Advisory fees	191,321

Administrative services fees	16,452

Custodian fees	18,154

Distribution fees:
Class A	52,672

Class B	45,248

Class C	59,354

Transfer agent fees:
Class A	41,864

Class B	12,351

Class C	15,291

Trustees’ fees	5,608

Registration and filing fees	27,669

Other	66,382

Total expenses	552,366

Less: Fees waived and expense offset arrangements	(270)

Net expenses	552,096

Net investment income (loss)	(275,047)

Realized and unrealized gain (loss) from investment securities, foreign currencies and option contracts:
Net realized gain from:
Investment securities	3,208,088

Foreign currencies	1,070

Option contracts written	5,576

3,214,734

Change in net unrealized appreciation (depreciation) of:
Investment securities	4,212,622

Foreign currencies	(11,743)

4,200,879

Net gain from investment securities, foreign currencies and option contracts	7,415,613

Net increase in net assets resulting from operations	$7,140,566

See accompanying notes which are an integral part of the financial statements.

F-5

Statement of Changes in Net Assets

For the six months ended February 29, 2004 and the period September 3, 2002 (date operations commenced) through August 31, 2003

(Unaudited)

	February 29, 2004	August 31, 2003

Operations:
Net investment income (loss)	$(275,047)	$(264,278)

Net realized gain from investment securities, foreign currencies and option contracts	3,214,734	933,398

Change in net unrealized appreciation of investment securities, and foreign currencies	4,200,879	4,764,507

Net increase in net assets resulting from operations	7,140,566	5,433,627

Distributions to shareholders from net realized gains:
Class A	(1,045,510)	—

Class B	(321,179)	—

Class C	(455,856)	—

Decrease in net assets resulting from distributions	(1,822,545)	—

Share transactions–net:
Class A	6,528,478	22,751,737

Class B	1,610,279	7,173,512

Class C	1,726,980	9,156,572

Net increase in net assets resulting from share transactions	9,865,737	39,081,821

Net increase in net assets	15,183,758	44,515,448

Net assets:
Beginning of period	44,515,448	—

End of period (including undistributed net investment income (loss) of $(306,410) and $(31,363) for 2004 and 2003, respectively)	$59,699,206	$44,515,448

See accompanying notes which are an integral part of the financial statements.

F-6

Notes to Financial Statements

February 29, 2004

(Unaudited)

NOTE 1—Significant Accounting Policies

INVESCO Multi-Sector Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (the “Trust”, formerly known as, INVESCO Counselor Series Funds, Inc.). On November 25, 2003, the Fund was restructured from a separate series of AIM Manager Series Funds, Inc., formerly known as INVESCO Manager Series Funds, Inc. to a new series portfolio of AIM Counselor Series Funds, Inc. The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore,

F-7

no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
F.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G.	Covered Call Options — The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
H.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
I.	Expenses — Each class bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund, and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee at the annual rate of 0.75% of the Fund’s average daily net assets. For the period November 25, 2003 through February 29, 2004, the Fund paid advisory fees to AIM of $111,075. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period September 1, 2003 through November 24, 2003, the Fund paid advisory fees to IFG of $80,246. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

AIM has contractually agreed to limit total annual operating expenses for Class A, Class B and Class C shares to 2.10%, 2.75% and 2.75%, respectively (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any). Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund, if any). For the period November 6, 2003 through February 29, 2004, AIM waived fees of $124.

AIM is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after AIM incurred the expense. At February 29, 2004, the reimbursement that may potentially be made by the Fund to AIM which will expire during the calendar year ended 2005 for Class A, Class B and Class C shares was $0, $667 and $0, respectively and expiring during the calendar year ended 2006 for Class A, Class B and Class C shares was $0, $1,893 and $957, respectively. During the six months ended February 29, 2004, the Fund did not reimburse AIM for previously reimbursed Fund expenses.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through February 29, 2004, AIM was paid $11,096 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period September 1, 2003 through November 24, 2003, IFG was paid $5,356 for such services.

F-8

Note 2—Advisory Fees and Other Fees Paid to Affiliates (continued)

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period September 1, 2003 through September 30, 2003, IFG retained $12,859 for such services. For the period October 1, 2003 through February 29, 2004, AISI retained $54,255 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, 0.25% of the average daily net assets of the Class A, Class B and Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended February 29, 2004, the Class A, Class B and Class C shares paid $52,672, $45,248 and $59,354, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the six months ended February 29, 2004, AIM Distributors retained $19,070 in front-end sales commissions from the sale of Class A shares and $0, $0 and $6,909 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended February 29, 2004.

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 02/29/04	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Money Market Reserve Fund	—	$22,762,684	$(21,820,704)	$—	$941,980	$6,968	$—

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended February 29, 2004, the Fund received reductions in custodian fees of $146 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $146.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

During the six months ended February 29, 2004, the Fund paid legal fees of $649 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund had average borrowings of $1,400,000 with a weighted average interest rate of 1.18% and interest expense of $45.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the six months ended February 29, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or

F-9

emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the period until its expiration date on December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in an affiliated money market fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the six months ended February 29, 2004, the Fund did not participate in securities lending.

NOTE 8—Option Contracts Written

Transactions During the Period

	Call Option Contracts
	Number of Contracts	Premiums Received

Beginning of period	—	$—

Written	106	5,576

Expired	(106)	(5,576)

End of period	—	$—

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended February 29, 2004 was $51,839,681 and $43,604,789, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$9,025,266

Aggregate unrealized (depreciation) of investment securities	(264,675)

Net unrealized appreciation of investment securities	$8,760,591

Cost of investments for tax purposes is $50,046,814.

F-10

NOTE 11—Share Information

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding

	Six months ended February 29, 2004		September 3, 2002 (Date operations Commenced) to August 31, 2003
	Shares	Amount	Shares	Amount

Sold:
Class A	549,369	$10,571,884	1,586,176	$25,483,314

Class B	156,771	2,973,445	468,399	7,402,060

Class C	259,583	4,890,535	670,314	10,769,759

Issued as reinvestment of dividends:
Class A	53,243	1,000,966	2,267	34,000

Class B	16,414	305,626	2,200	33,000

Class C	23,717	441,361	2,200	33,000

Automatic conversion of Class B shares to Class A shares:*
Class A	1,215	24,344	—	—

Class B	(1,228)	(24,344)	—	—

Reacquired:
Class A	(264,547)	(5,068,716)	(172,395)	(2,765,577)

Class B	(88,297)	(1,644,448)	(15,482)	(261,548)

Class C	(189,837)	(3,604,916)	(105,640)	(1,646,187)

	516,403	$9,865,737	2,438,039	$39,081,821

*	Prior to the six months ended February 29, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

F-11

Note 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Six months ended February 29, 2004		September 3, 2002 (Date operations commenced) to August 31, 2003

Net asset value, beginning of period	$18.32		$15.00

Income from investment operations:
Net investment income (loss)	(0.07	)(a)	(0.13	)(a)

Net gains on securities (both realized and unrealized)	2.72		3.45

Total from investment operations	2.65		3.32

Less distributions from net realized gains	(0.67)		—

Net asset value, end of period	$20.30		$18.32

Total return(b)	14.73%		22.07%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$35,633		$25,935

Ratio of expenses to average net assets	1.86	%(c)	1.97	%(d)

Ratio of net investment income (loss) to average net assets	(0.77	)%(c)	(0.85	)%(d)

Portfolio turnover rate(e)	88%		115%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $30,263,936.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-12

NOTE 12—Financial Highlights (continued)

	Class B
	Six months ended February 29, 2004		September 3, 2002 (Date operations commenced) to August 31, 2003

Net asset value, beginning of period	$18.19		$15.00

Income from investment operations:
Net investment income (loss)	(0.14	)(a)	(0.07	)(a)

Net gains on securities (both realized and unrealized)	2.69		3.26

Total from investment operations	2.55		3.19

Less distributions from net realized gains	(0.67)		—

Net asset value, end of period	$20.07		$18.19

Total return(b)	14.28%		21.27%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$10,815		$8,278

Ratio of expenses to average net assets	2.62	%(c)	2.76	%(d)(e)

Ratio of net investment income (loss) to average net assets	(1.53	)%(c)	(1.63	)%(d)

Portfolio turnover rate(f)	88%		115%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $9,099,326.
(d)	Annualized.
(e)	After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.85% (annualized).
(f)	Not annualized for periods less than one year.

F-13

NOTE 12—Financial Highlights (continued)

	Class C
	Six months ended February 29, 2004		September 3, 2002 (Date operations commenced) to August 31, 2003

Net asset value, beginning of period	$18.17		$15.00

Income from investment operations:
Net investment income (loss)	(0.14	)(a)	(0.04	)(a)

Net gains on securities (both realized and unrealized)	2.71		3.21

Total from investment operations	2.57		3.17

Less distributions from net realized gains	(0.67)		—

Net asset value, end of period	$20.07		$18.17

Total return(b)	14.41%		21.13%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$13,251		$10,302

Ratio of expenses to average net assets	2.58	%(c)	2.76	%(d)(e)

Ratio of net investment income (loss) to average net assets	(1.49	)%(c)	(1.64	)%(d)

Portfolio turnover rate(f)	88%		115%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $11,936,100.
(d)	Annualized.
(e)	After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.84% (annualized).
(f)	Not annualized for periods less than one year.

F-14

NOTE 13—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. IFG currently serves as the investment advisor to INVESCO Variable Investment Funds, Inc. (“IVIF”). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF. On April 30, 2004, AIM will succeed IFG as the investment advisor to IVIF.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii)

F-15

NOTE 13—Legal Proceedings (continued)

violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel’s directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

F-16

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Multi-Sector Fund (“Fund”), a portfolio of AIM Counselor Series Trust Funds (formerly a portfolio of INVESCO Manager Series Funds, Inc., AIM Manager Series Funds, Inc. and INVESCO Counselor Series Funds, Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

Trustees/Matter	Votes For	Withholding Authority

(1)* Bob R. Baker	1,995,592	33,315
Frank S. Bayley	1,996,024	32,883
James T. Bunch	1,995,592	33,315
Bruce L. Crockett	1,995,763	33,144
Albert R. Dowden	1,995,592	33,315
Edward K. Dunn, Jr.	1,995,592	33,315
Jack M. Fields	1,995,798	33,109
Carl Frischling	1,996,024	32,883
Robert H. Graham	1,995,331	33,576
Gerald J. Lewis	1,995,366	33,541
Prema Mathai-Davis	1,996,587	32,320
Lewis F. Pennock	1,995,763	33,144
Ruth H. Quigley	1,996,326	32,581
Louis S. Sklar	1,995,366	33,541
Larry Soll, Ph.D.	1,995,331	33,576
Mark H. Williamson	1,995,331	33,576

Matter	Votes For	Votes Against	Withheld/ Abstentions

(2) Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	1,962,226	32,804	33,877
(3) Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	1,962,234	30,496	36,177
(4)* To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	1,104,026	31,401	893,480	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Manager Series Funds, Inc.

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)* Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	1,191,007	34,466	811,018	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Manager Series Funds, Inc.
**	Includes Broker Non-Votes

F-17

OTHER INFORMATION

Trustees and Officers

Board of Trustees	Officers	Office of the Fund

Bob R. Baker

Frank S. Bayley

James T. Bunch

Bruce L. Crockett

Albert R. Dowden

Edward K. Dunn, Jr.

Jack M. Fields

Carl Frischling

Robert H. Graham

Gerald J. Lewis

Prema Mathai-Davis

Lewis F. Pennock

Ruth H. Quigley

Louis S. Sklar

Larry Soll, Ph.D.

Mark H. Williamson

Robert H. Graham

Chairman and President

Mark H. Williamson

Executive Vice President

Kevin M. Carome

Senior Vice President, Secretary and Chief Legal Officer

Sidney M. Dilgren

Vice President and Treasurer

Robert G. Alley

Vice President

Stuart W. Coco

Vice President

Melville B. Cox

Vice President

Karen Dunn Kelley

Vice President

Edgar M. Larsen

Vice President

11 Greenway Plaza
Suite 100

Houston, TX 77046-1173

Investment Advisor

A I M Advisors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Sub-Advisor

INVESCO Institutional (N.A.), Inc.

One Midtown Plaza

1360 Peachtree Street, N.E.

Suite 100

Atlanta, GA 30309

Transfer Agent

AIM Investment Services, Inc.

P.O. Box 4739

Houston, TX 77210-4739

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

Counsel to the Fund

Ballard Spahr

Andrews & Ingersoll, LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Counsel to the Trustees

Kramer, Levin, Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022-3852

Distributor

A I M Distributors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund2

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund3

AIM Small Cap Growth Fund4

AIM Trimark Endeavor Fund

AM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM Global Equity Fund5

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

[1]	Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund.

[2]	As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor.

[3]	AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.

[4]	AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.

[5]	Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

[6]	Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund.

[7]	Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after June 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

AIMinvestments.com	I-MSE-SAR-1

[Your goals. Our solutions.]

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ITEM 2.	CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[Reserved]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There has been a material change to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. The Registrant, formerly a Maryland corporation, was redomesticated as a Delaware statutory trust on November 25, 2003. As a Maryland corporation, the Registrant did not have such procedures in place. As part of the process of redomesticating as a Delaware statutory trust, the Registrant adopted new bylaws which include procedures that shareholders of the Registrant must follow in recommending nominees to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Registrant’s current bylaws, any shareholder may submit names of individuals to be considered by the Registrant’s Governance Committee or the Board, as applicable, provided: (i) that such person submits such names in a timely manner in compliance with the notice provisions set forth in the bylaws; (ii) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (iii) that the Governance

Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

Notice provisions set forth in the Registrant’s current bylaws require that any shareholder desiring to nominate a person for election as trustee at a shareholder meeting that has been called for the purpose of electing one or more trustees must submit to the secretary of the Registrant the nomination in writing at not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder, as they appear on the Registrant’s books, and of such beneficial owner; and (b) the number of shares of each series portfolio of the Registrant which are owned of record or beneficially by such shareholder and such beneficial owner.

The Registrant also adopted Shareholder Communication Procedures (the “Procedures”) on December 10, 2003. The Procedures are intended to set forth the process by which shareholders of the Registrant may send communications to the Board. If a shareholder sends a recommendation of a nominee to the Board or to an individual trustee, such communication would be covered by the Procedures; provided, however, that shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act, and communications made in connection with such proposals are not subject to the Procedures.

Pursuant to the Procedures, shareholders should send their communications to Ivy B. McLemore, First Vice President Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: (713) 214-1904, ivy.mclemore@aiminvestments.com, A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the individual trustee of the Registrant to whom they were addressed or to the full Board, as applicable. Copies of all shareholder communications will also be distributed to the Chairs of each of the Registrant’s Audit Committee, Governance Committee, Investments Committee and Valuation Committee, to counsel for the Registrant and to counsel for the independent trustees of the Registrant. Counsel for the Registrant, upon receipt of their copy of a shareholder communication, shall work with such Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Registrant, working with the Chairs and counsel for the independent trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	As of March 22, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 22, 2004, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant of Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating go the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting. However, changes in certain other controls have been implemented during such time period, involving such things as trade monitoring, fair value pricing, revising trading guidelines, and establishing redemption fees on trades in certain funds, which could affect the Registrant.

ITEM 11.	EXHIBITS.

11(a)(1)	Not applicable for semi-annual reports.

11(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

11(a)(3)	Not applicable.

11(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AIM Counselor Series Trust

By:	/s/ Robert H. Graham

Robert H. Graham
Principal Executive Officer

Date::	May 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert H. Graham

Robert H. Graham
Principal Executive Officer

Date:	May 6, 2004

By:	/s/ Sidney M. Dilgren

Sidney M. Dilgren
Principal Financial Officer

Date:	May 6, 2004

EXHIBIT INDEX

11(a)(1)	Not applicable for semi-annual reports.

11(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

11(a)(3)	Not applicable.

11(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.